JOE C. NEAL & ASSOCIATES
PETROLEUM AND ENVIRONMETNAL ENGINEERING CONSULTANTS
300 NORTH MARIENFELD, SUITE 200
MIDLAND, TX 79701
432-683-4371     FAX:432-683-9279
E-Mail: info@joecneal.com

     February 16, 2012

Cross Border Resources, Inc.
Mr. Larry Risley
22610 US Hwy 281 North, Suite 218
San Antonio, Texas 78258

Re: Evaluation of Oil and Gas Reserves of Cross Border Resources, Inc. effective December 31, 2011

Mr. Risley,

In accordance with your request, we have estimated the extent and value of domestic proved crude oil, condensate and gas reserves owned by Cross Border Resources, Inc. (the "Company" or “Cross Border Resources, Inc.”) as of December 31, 2011.  The properties to which proved reserves are attributable are located in the states of New Mexico and Texas with the majority of the value in New Mexico.  The estimated reserves are based on a detailed study of properties owned by Cross Border Resources, Inc.  During this study, we consulted freely with the officers and employees of Cross Border Resources, Inc. and were given access to such records, geological and engineering reports, and other data as were desired for examination.  In preparation of this report, we have relied, without independent verification, upon information furnished by Cross Border Resources, Inc. with respect to property interest owned by it, production from such properties, current costs of operation, current prices for production agreements relating to current and future operation and various other information and data which were accepted as represented.  The results of our third party study, completed on February 2, 2012, are presented herein.  The properties reviewed by Joe C. Neal & Associates represent ninety-eight percent (98%) of the total net proved reserves of Cross Border Resources, Inc.

The summary below includes Cross Border Resources, Inc., Proved Reserves only. A summary of all categories will be shown later in the report. The Cross Border Resources, Inc. royalty income properties were limited in lifetime based on similar wells in the various areas. It was not considered necessary to make a field examination of the physical condition and operation of the properties in which the Company owns an interest.

We estimate the Net Proved Reserves, Future Net Revenue, and the Present Value of Future Net Revenue from the properties of Cross Border Resources, Inc. as of December 31, 2011 to be as follows:

Classification of Reserves	Oil and Condensate (MBBL)	Gas (MMCF)	Future Net Revenue (M$)	Present Value Discounted at 10% (M$)
Proved Developed:
Producing	355	1,084	25,940	17,435
Non-Producing	173	508	14,369	6,735
	528	1,592	40,309	24,170
Proved Undeveloped	1,180	793	59,713	20,692
Total Proved	1,708	2,385	100,022	44,862

The following table sets forth the changes in total Proved Reserves owned by Cross Border Resources, Inc. as of December 31, 2011.

	Net Liquid (MBBL)	Net Gas (MMCF)
Total Proved Reserves Developed and Undeveloped:
Beginning of Period December 31, 2010	344	2,109
Revisions of Previous Estimates	82	-2,043
Beginning of Period as Revised	426	66
Additions from Purchase	872	0
Additions from Drilling	462	2,513
Extensions	0	0
Sales of Minerals-in-Place	0	0
Production	(52)	(194)
End of Period December 31, 2011	1,708	2,385

Proved Developed Reserves:
Beginning of Period December 31, 2010	191	1,769
End of Period December 31, 2011	528	1,592

The proved reserves included herein conform to the definition as set forth in the Securities and Exchange Commission’s (“SEC”) Regulations Part 210.4-10(a).  An abridged version of the SEC reserves definitions from 210.4-10(a) entitled “Definitions of Oil and Gas Reserves” is included as an attachment to this report.  Reserves for the producing properties were determined by extrapolation of the production decline trends, where applicable, analogy with similar offset wells, by volumetric calculations using basic reservoir parameters such as porosity, water saturation, net pay thickness, and estimated areal extent of the reservoir, or by material balance calculations. Reserves for the Proved Developed Non-Producing and Proved Undeveloped properties were determined by volumetric calculations and/or by analogy with offset wells.

Proved oil and gas reserves are those quantities of oil and gas, which, by analysis of geoscience and engineering data, can be estimated with reasonable certainty to be economically producible from a given date forward.  Moreover, estimates of reserves may increase or decrease as a result of future operations, effects of regulation by governmental agencies or geopolitical risks.  As a result, the estimates of oil and gas reserves have an intrinsic uncertainty.  The reserves included in this report are therefore estimates only and should not be construed as being exact quantities.  They may or may not be actually recovered, and if recovered, the revenues therefrom and the actual costs related thereto could be more or less than the estimated amounts.

The estimates of reserves presented herein were based upon a detailed study of the properties in which Cross Border Resources, Inc. owns an interest; however, we have not made any field examination of the properties.  No consideration was given in this report to potential environmental liabilities that may exist nor were any costs included for potential liability to restore and clean up damages, if any, caused by past operating practices.

Probable and Possible Reserves have been included in this engineering evaluation for your information only. As for SEC purposes only the Proved reserves are relevant. The Proved Developed Producing, Proved Developed Non-Producing, Proved Undeveloped, Probable, and Possible reserves were based on twelve month average well head product prices provided by Cross Border Resources, Inc. A summary of the evaluation is as follows:

Effective Date ………………………………………………………………………………………….. December 31, 2011

Net Reserves to Evaluate Interests:	Proved Developed Producing	Proved Developed

Oil, MBBL Gas, MMCF	355 1,084	173 508	1,180 793	356 751	138 824	2,202 3,960
Future Net Revenue Before: Ad Valorem and Severance Taxes, M$	37,462	18,417	107,261	33,877	17,867	214,884
Ad Valorem and Severance Taxes, M$	2,695	1,316	7,652	2,423	1,279	15,365
Operating Costs, M$	8,827	1,961	14,700	3,932	2,100	31,520
Capital Cost, M$	0	771	25,197	8,528	7,355	41,851
Future Net Revenue: Undiscounted, M$	25,940	14,369	59,713	18,993	7,134	126,149
Discounted per Annum At 10 percent, M$	17,435	6,735	20,692	8,446	3,305	56,613

The properties for which the reserves were evaluated are located in Chaves, Eddy, Lea, and Roosevelt Counties, New Mexico and Borden and Dawson Counties, Texas as shown in Figure 1.  Table 1 is the Reserves and Economic summary for the Proved Developed Producing, Proved Developed Non-Producing, Proved Undeveloped, Probable, and Possible properties.  Table 2 is a one-line summary.  Table 3 is the summary for the Proved Developed Producing Properties. Table 4 is summary for the Proved Developed Non-Producing Properties. Table 5 is the summary for the Proved Undeveloped Properties.  Table 6 is the summary for the Probable Properties. Table 7 is the summary for the Possible Properties. Tables 8 through 286 are the individual Reserves and Economics Projections for the Proved Developed Producing, Proved Developed Non-Producing, Proved Undeveloped, Probable, and Possible. Graphical displays of the future predicted decline trends for the individually evaluated properties are also included in this report.

The reserves and economics for the Proved Developed Producing, Proved Developed Non-Producing, Proved Undeveloped, Probable, and Possible properties were evaluated using production decline trend, analogy with offset wells, volumetric calculations, and material balance calculations.

Cross Border Resources, Inc. acquired fifteen (15) new leases in Chaves County, New Mexico in 2011. These were interests in sixty-two (62) producing wells and thirty-seven (37) proposed Proved Undeveloped wells.  These wells were operated by Doral Energy Corporation. These are San Andres Formation wells that are drilled to a depth of approximately 4,300 feet vertical depth. In addition, forty-three (43) Proved Undeveloped San Andres Formation wells have been assigned on various leases in Chaves County, New Mexico.

During the year, Cross Border Resources, Inc. participated in the drilling of sixteen (16) new wells. Behind pipe reserves were added to the Coleman 9 #1 and 1002 wells in Borden County, Texas. The Shortes 6 #1 and 43 #1 wells in Borden County, Texas have been assigned behind pipe reserves in the Wolfcamp Formation. Thirteen (13) new Proved Undeveloped locations have been assigned to be drilled in the future.

To estimate economically recoverable oil and gas reserves and related future net cash flows, we consider many factors and assumptions including, but not limited to, the use of reservoir parameters derived from geological, geophysical and engineering data which cannot be measured directly, economic criteria based on current costs and SEC pricing requirements, and forecasts of future production rates.  Under the SEC regulations 210.4-10(a)(22)(v) and (26), proved reserves must be demonstrated to be economically producible based on existing economic conditions including the prices and costs at which economic producibility from a reservoir is to be determined as of the effective date of the report.  Cross Border Resources, Inc. has informed us that they have furnished us all of the accounts, records, geological and engineering data, and reports and other data required for this investigation.  In preparing our forecast of future production and income, we have relied upon data furnished by Cross Border Resources, Inc. with respect to property interests owned, production and well tests from examined wells, normal direct costs of operating the wells or leases, other costs such as transportation and/or processing fees, ad valorem and production taxes, recompletion and development costs, product prices based on the SEC regulations, geological structural and isopach maps, well logs, core analyses, and pressure measurements.  Joe C. Neal & Associates reviewed such factual data for its reasonableness; however, we have not conducted an independent verification of the data supplied by Cross Border Resources, Inc.

The value estimated in this report is based on the assumptions that the properties are not negatively affected by the existence of hazardous substances or detrimental environmental conditions.  We are experts in the identification of hazardous substances or detrimental environmental conditions, but have not been asked to perform an environmental study.  It is possible that tests and inspections conducted by a qualified hazardous substance and environmental expert could reveal the existence of hazardous material and environmental conditions on or around the properties that would negatively affect the properties' value.

Property identification, expense and revenue interests, actual product prices, and operating expenses were provided by Cross Border Resources, Inc.  This data was not verified by inspection of internal records and files, nor was a physical inspection made of the properties.  Information regarding prices and the particular pricing categories under current governmental regulations was supplied by Cross Border Resources, Inc.

Net oil and gas reserves are estimated quantities of crude oil, natural gas, and natural gas liquids attributed to the revenue interests of Cross Border Resources, Inc.  Net income to the interests of Cross Border Resources, Inc. is the future net revenue after deduction of state and county taxes, operating expenses, and investments, if applicable.  The resulting net income is before federal income tax and does not consider any encumbrances against the properties, if such exist.  Minor variations in composite columns totals result from computer rounding.  Values of the estimated net proved reserves are expressed in terms of future net revenue and present value of future net revenue.  Future net revenues are calculated by deducting estimated operating expenses, capital costs, and severance and ad Valorem taxes from the future gross revenue.

Present value of future net revenue is calculated by discounting the future net revenue at the rate of ten percent (10%) per annum compounded monthly over the expected period of realization.  The present value set forth in this report does not necessarily represent the fair market value of the evaluated interests.

A summary projection of the estimated future net revenue and present value of future net revenue as of December 31, 2011 is as follows:

Year	Proved Developed Future Net Revenue, $	Discounted at 10%, $
2012	(4,894,920)	(4,477,780)
2013	3,374,190	1,327,440
2014	7,102,130	6,779,810
Remaining	94,440,770	41,232,480
	100,022,170	44,861,950

The future net revenue set forth above reflects estimated net capital expenditures in the amount of $771,070.00 necessary to develop those reserves classified as Proved Developed Producing and Proved Developed Non-Producing.  Proved Undeveloped net revenue reflects estimated net capital costs of $25,196,590.00 to drill and complete those wells.

Estimated reserves and future net income amounts presented in this report, as of December 31, 2011, are related to hydrocarbon prices.  The hydrocarbon prices used in the preparation of this report are based on the average prices during the twelve (12) month period prior to the ending date of the period covered in this report (determined as unweighted arithmetic averages of the prices in effect on the first-day-of-the-month for each month within such period, unless prices were defined by contractual arrangements as required by the SEC regulations).  The oil and gas prices were held constant for the economic life of the properties as specified by the SEC.  Oil volumes shown herein are expressed in barrels, which are equivalent to forty-two (42) United States gallons.  Gas volumes are expressed at standard conditions of sixty degrees (60°) Fahrenheit and at the standard pressure base of the respective area in which the reserves are located.

Average operating expenses including direct and indirect overhead expenses were held constant for the life of the properties.  Severance and ad valorem taxes were deducted in the lease reserves and economics projections at the standard state rates.

Joe C. Neal & Associates is an Independent Petroleum and Environmental Engineering Consulting Firm that has been providing Petroleum Consulting Services throughout the world for thirty six (36) years.  Joe C. Neal & Associates does not have any financial interest, including stock ownership in Cross Border Resources, Inc.  Our fees were not contingent on the results of our evaluation.  Joe C. Neal & Associates has used all procedures and methods that it considered necessary to prepare this report.  The technical persons responsible for preparing the reserve estimates presented herein meet the requirements regarding qualification, independence, objectivity, and confidentiality set forth in the Standards Pertaining to the Estimating and Auditing of Oil and Gas Reserves Information promulgated by the Society of Petroleum Engineers.

This report is solely for the information of and assistance to Cross Border Resources, Inc. for their use in SEC filings.  It is not to be used, circulated, quoted, or otherwise referred to for any purpose without the express written consent of the undersigned except as required by law.  Data utilized in this report will be maintained in our files and is available for your use.  It has been our privilege to serve you by preparing this evaluation.

In summary, we consider the assumptions, data, methods and analytical procedures used in this report appropriate for the purpose hereof, and we have used all such methods and procedures that we consider necessary and appropriate to prepare the estimates of reserves herein.  The proved reserves included herein were determined in conformance with the SEC Modernization of Oil and Gas Reporting; Final Rule, including all references to Regulation S-X and Regulation S-K, referred to herein collectively as the “SEC Regulations.”  In our opinion, the proved reserves presented in this report comply with the definitions, guidelines and disclosure requirements as required by the SEC regulations.

Yours Very Truly, /s/Joe C. Neal
Joe C. Neal & Associates Licensed Professional Engineer Registration Number: 23238 Registered Professional Engineering Firm Registration Number: F-001308

DEFINITIONS OF OIL AND GAS RESERVES
17 CFR § 210.4-10 Federal Register Dated December 31, 2008/Filed January 13, 2009

Developed oil and gas reserves

Developed oil and gas reserves are reserves of any category that can be expected to be recovered:

(i) Through existing wells with existing equipment and operating methods or in which the cost of the required equipment is relatively minor compared to the cost of a new well; and

(ii) Through installed extraction equipment and infrastructure operational at the time of the reserves estimate if the extraction is by means not involving a well.

Undeveloped oil and gas reserves

Undeveloped oil and gas reserves are reserves of any category that are expected to be recovered from new wells on undrilled acreage, or from existing wells where a relatively major expenditure is required for recompletion.

(i) Reserves on undrilled acreage shall be limited to those directly offsetting development spacing areas that are reasonably certain of production when drilled, unless evidence using reliable technology exists that establishes reasonable certainty of economic producibility at greater distances.

(ii) Undrilled locations can be classified as having undeveloped reserves only if a development plan has been adopted indicating that they are scheduled to be drilled within five years, unless the specific circumstances, justify a longer time.

(iii) Under no circumstances shall estimates for undeveloped reserves be attributable to any acreage for which an application of fluid injection or other improved recovery technique is contemplated, unless such techniques have been proved effective by actual projects in the same reservoir or an analogous reservoir, or by other evidence using reliable technology establishing reasonable certainty.

Proved oil and gas reserves 2

Proved oil and gas reserves are those quantities of oil and gas, which, by analysis of geoscience and engineering data, can be estimated with reasonable certainty to be economically producible - from a given date forward from known reservoirs, and under existing economic conditions, operating methods, and government regulations – prior to the time at which contracts providing the right to operate expire, unless evidence indicates that renewal is reasonably certain, regardless of whether deterministic or probabilistic methods are used for the estimation. The project to extract the hydrocarbons must have commenced or the operator must be reasonably certain that it will commence the project within a reasonable time.

(i) The area of the reservoir considered as proved includes:

(A) The area identified by drilling and limited by fluid contacts, if any, and

(B) Adjacent undrilled portions of the reservoir that can, with reasonable certainty, be judged to be continuous with it and to contain economically producible oil or gas on the basis of available geoscience and engineering data.

(ii) In the absence of data on fluid contacts, proved quantities in a reservoir are limited by the lowest known hydrocarbons (LKH) as seen in a well penetration unless geoscience, engineering, or performance data and reliable technology establishes a lower contact with reasonable certainty.

(iii) Where direct observation from well penetrations has defined a highest known oil (HKO) elevation and the potential exists for an associated gas cap, proved oil reserves may be assigned in the structurally higher portions of the reservoir only if geoscience, engineering, or performance data and reliable technology establish the higher contact with reasonable certainty.

(iv) Reserves which can be produced economically through application of improved recovery techniques (including, but not limited to, fluid injection) are included in the proved classification when:

(A) Successful testing by a pilot project in an area of the reservoir with properties no more favorable than in the reservoir as a whole, the operation of an installed program in the reservoir or an analogous reservoir, or other evidence using reliable technology establishes the reasonable certainty of the engineering analysis on which the project or program was based; and

(B) The project has been approved for development by all necessary parties and entities, including government entities.

(v) Existing economic conditions include prices and costs at which economic producibility from a reservoir is to be determined. The price shall be the average price during the 12-month period prior to the ending date of the period covered by the report, determined as an unweighted arithmetic average of the first-date-of-the-month price for each month within such period, unless prices are defined by contractual arrangements, excluding escalations based upon future conditions.

2 Joe C. Neal & Associates separates proved developed reserves into proved developed producing and proved developed nonproducing reserves. This is to identify proved developed producing reserves as those to be recovered from actively producing wells; proved developed nonproducing reserves as those to be recovered from wells or intervals within wells, which are completed but shut in waiting on equipment or pipeline connections, or wells where a relatively minor expenditure is required for recompletion to another zone.

OKLAHOMA
ARKANSAS
LOUISIAN
MEXICO

FIGURE 1

AREA MAP

NEW MEXICO/TEXAS

CROSS BORDER
GRAND TOTAL ALL RESERVES

DATE : 02/01/2012
TIME : 10:15:25
DBS : allwells
SETTINGS : SETDATA
SCENARIO : DEFAULT

R E S E R V E S   A N D   E C O N O M I C S

AS OF DATE: 01/2012

--END--- MO-YEAR	GROSS PRODUCTION- OIL ----MB--	GAS ----MMF-	----NET PRODUCTI OIL ----MB--	GAS ----MMF-	----GROSS PRIC OIL --$/B--	GAS --$/M--	NET OPER REVENUE ---M$---	SEV+ADV TAXES ---M$---	NET OPER EXPENSES ---M$---	CAPITAL COST ---M$---	CASH FLOW BTAX ---M$---	CUM DISC NET INC. ----M$---
12-2012	1601.86	5029.69	196.00	373.75	87.91	5.607	19316.16	1381.48	874.98	29926.25	-12866.54	-12375.62
12-2013	1886.16	6053.38	257.90	584.52	87.90	5.563	25911.06	1852.91	1205.17	9954.98	12897.99	-1314.15
12-2014	1400.14	4878.25	200.97	423.93	87.85	5.576	20009.47	1430.46	1258.35	1612.79	15707.87	11050.91
12-2015	1028.20	3480.77	158.18	317.42	87.72	5.635	15655.01	1119.44	1245.96	63.98	13225.63	20543.93
12-2016	825.25	2747.96	132.39	252.18	87.65	5.719	13037.24	932.29	1212.94	62.00	10830.01	27609.14
12-2017	708.27	2293.90	117.89	212.37	87.70	5.744	11549.74	825.78	1207.09	15.31	9501.57	33243.20
12-2018	620.97	2046.94	105.03	187.13	87.66	5.753	10273.97	734.63	1202.63	2.73	8333.98	37735.37
12-2019	542.20	1898.17	93.11	166.60	87.58	5.716	9098.01	650.69	1173.78	0.00	7273.54	41299.33
12-2020	479.29	1758.74	83.39	146.39	87.53	5.710	8126.01	581.28	1145.67	9.51	6389.54	44145.06
12-2021	424.79	1697.81	75.01	130.89	87.49	5.674	7297.27	522.07	1099.53	0.00	5675.68	46443.24
12-2022	378.88	1334.02	67.87	111.09	87.45	5.677	6565.86	469.18	1070.27	0.00	5026.41	48293.39
12-2023	336.02	1099.16	61.48	94.74	87.41	5.687	5913.01	422.54	1029.86	0.00	4460.62	49786.01
12-2024	301.48	940.12	55.53	82.88	87.37	5.659	5321.01	380.27	964.08	0.00	3976.65	50995.66
12-2025	276.87	831.90	51.07	73.82	87.32	5.640	4876.32	348.68	944.79	15.00	3567.84	51982.12
12-2026	248.00	734.47	46.53	65.37	87.32	5.614	4430.21	316.78	920.04	0.00	3193.39	52784.96
12-2027	221.86	1096.49	42.32	78.79	87.31	5.555	4133.09	295.74	889.12	12.50	2935.73	53455.61
12-2028	209.69	988.16	40.55	78.76	87.19	5.405	3961.48	283.40	866.43	90.05	2721.60	54020.14
12-2029	200.82	880.18	39.30	78.92	87.05	5.267	3836.53	274.40	853.30	0.00	2708.84	54532.08
12-2030	174.97	699.62	34.76	61.74	87.16	5.296	3356.61	240.02	838.04	0.00	2278.55	54923.46
12-2031	152.78	575.24	31.04	49.73	87.20	5.312	2970.99	212.44	803.96	0.00	1954.59	55228.65
S TOT	12018.47	41064.97	1890.36	3571.01	87.64	5.618	185639.05	13274.46	20805.98	41765.11	109793.52	55228.65
AFTER	1275.17	5080.29	311.72	389.98	87.26	5.243	29245.45	2090.09	10713.85	86.08	16355.42	56612.73
TOTAL	13293.64	46145.27	2202.07	3960.99	87.59	5.581	214884.50	15364.56	31519.82	41851.19	126148.93	56612.73

	OIL	GAS
GROSS WELLS	207.0	54.0
GROSS ULT., MB & MMF	18778.293	104882.945
GROSS CUM., MB & MMF	5484.650	58737.680
GROSS RES., MB & MMF	13293.642	46145.270
NET RES., MB & MMF	2202.074	3960.994
NET REVENUE, M$	192870.578	22106.156
INITIAL PRICE, $	88.846	5.211
INITIAL N.I., PCT.	12.236	7.431

LIFE, YRS.	50.00
DISCOUNT %	10.00
UNDISCOUNTED PAYOUT, YRS.	2.00
DISCOUNTED PAYOUT, YRS.	2.11
UNDISCOUNTED NET/INVEST.	4.01
DISCOUNTED NET/INVEST.	2.46
RATE-OF-RETURN, PCT.	93.28
INITIAL W.I., PCT.	14.424

P.W. %	P.W., M$
5.00	80310.484
10.00	56612.754
15.00	42257.078
20.00	32658.441
25.00	25808.289
30.00	20691.131
40.00	13603.301
60.00	5769.640
80.00	1691.902
100.00	-709.360

Table 1

JCN/Cross Boder 11123

CROSS BORDER
ONE-LINE SUMMARY

DATE 2/1/2012
TIME 10:17:58 AM
PAGE 1

Reserve & Economic Summary

TABLE	LEASE NAME	Gross Oil	Gross Gas	Net Oil	Net Gas	Revenue To Int.	Sev Tax	Ad valorem Tax	Operating	Capital Costs	BFIT Net Revenue	DISC Net Cash Flow
8	AMOCO FEDERAL #03	3.269	0.000	1.593	0.000	142.127	10.063	0.000	58.598	0.000	73.467	52.244
9	AMOCO FEDERAL #04	1.137	0.000	0.554	0.000	49.412	3.498	0.000	30.897	0.000	15.016	12.249
10	AMOCO FEDERAL #06	1.534	0.000	0.747	0.000	66.669	4.720	0.000	35.514	0.000	26.435	21.088
11	AMOCO FEDERAL #07	1.036	0.000	0.505	0.000	45.050	3.190	0.000	28.056	0.000	13.805	11.460
12	AMOCO FEDERAL #08	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
13	AMTRACK STATE COM #01	0.000	42.540	0.000	0.726	3.035	0.222	0.000	2.280	0.000	0.533	0.512
14	AMTRACK STATE COM #02	0.000	34.201	0.000	0.584	2.429	0.178	0.000	2.071	0.000	0.179	0.174
15	ANDREW FEE	1.690	0.000	0.008	0.000	0.635	0.045	0.000	0.000	0.000	0.590	0.425
16	BANDIT 15 FEDERAL COM #01	13.138	206.179	0.011	0.165	1.505	0.108	0.000	0.000	0.000	1.397	1.050
17	BANDIT 15 FEDERAL COM #02	44.276	6.418	3.383	0.490	287.526	20.357	0.000	35.077	0.000	232.092	188.179
18	BASS	72.190	164.642	0.209	0.477	22.724	1.617	0.000	4.149	0.000	16.957	9.907
19	BASS FEDERAL	53.503	74.171	0.155	0.215	16.265	1.156	0.000	8.944	0.000	6.165	4.622
20	BEAVERTAIL STATE COM #01	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
21	BOX CANYON 13 FEDERAL	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
22	BRADLEY 29 FEDERAL COM #C	23.145	69.315	0.560	1.677	61.553	4.386	0.000	16.643	0.000	40.523	33.686
23	BRADLEY 30 FED COM #01H	231.741	253.640	7.810	8.548	758.216	53.826	0.000	65.060	0.000	639.330	477.289
24	BRADLEY 31 FEDERAL COM #C	7.301	2738.013	0.164	61.605	369.781	27.068	0.000	40.243	0.000	302.471	178.188
25	BRADLEY 31 FEDERAL COM #C	13.916	1392.179	0.653	65.293	414.890	30.265	0.000	83.657	0.000	300.967	201.162
26	BRADLEY 36 STATE COM #01	0.033	143.906	0.000	0.045	0.257	0.019	0.000	0.000	0.000	0.239	0.178
27	BRADLEY 6 FEDERAL COM #01	0.001	170.249	0.000	24.380	19.746	1.447	0.000	12.803	0.000	5.496	4.908
28	BUCK BAKER 15 #02	111.120	159.332	16.668	23.900	1553.374	76.591	44.304	251.980	0.000	1180.500	800.256
29	CANNON BALL 9 STATE COM #	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
30	CANNON BALL 9 STATE COM #	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
31	CEMETARY 2 FEE COM #02	0.000	29.359	0.000	2.500	10.550	0.773	0.000	7.132	0.000	2.645	2.396
32	COLEMAN 1002	109.817	84.688	8.236	6.352	727.134	34.813	20.770	125.130	0.000	546.421	363.437
33	COLEMAN 9 #01	30.576	19.839	2.293	1.488	200.374	9.537	5.725	68.370	0.000	116.742	91.355
34	COYOTE SPECIAL 9 STATE CC	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
35	DELHI B STATE #02	4.768	0.000	0.231	0.000	20.568	1.456	0.000	10.501	0.000	8.610	7.347
36	DELHI FEDERAL #01	42.047	0.000	4.112	0.000	376.601	26.663	0.000	114.955	0.000	234.983	165.935
37	DUKE ARP FEDERAL COM	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
38	EAST TURKEY TRACK 3 FEDEF	6.961	0.000	0.218	0.000	19.780	1.400	0.000	0.000	0.000	18.380	12.848
39	FEDERAL 22 #01	1.265	2.594	0.035	0.071	3.647	0.259	0.000	2.334	0.000	1.054	1.005
40	FEDERAL HH 33 #01	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
41	GOLDEN LANE 29 STATE #01	0.000	672.885	0.000	47.263	218.830	16.040	0.000	108.119	0.000	94.670	71.166
42	GRAVE DIGGER STATE COM #C	226.472	173.087	9.534	7.287	940.184	66.707	0.000	176.126	0.000	697.351	441.660
43	GRAVE DIGGER STATE COM #C	49.291	27.841	2.075	1.172	197.668	14.020	0.000	59.987	0.000	123.660	105.243
44	GREAT BEAR PARK 24 FED #C	47.531	104.630	1.944	4.279	194.708	13.831	0.000	57.040	0.000	123.837	81.522
45	HAHN A FEDERAL #01	8.426	0.000	6.063	0.000	517.412	36.633	0.000	197.244	0.000	283.536	136.533
46	HAHN FEDERAL #01	6.388	0.000	4.596	0.000	408.566	28.927	0.000	135.078	0.000	244.562	174.504
47	HAHN FEDERAL #06	4.485	0.000	3.227	0.000	286.847	20.309	0.000	114.461	0.000	152.077	111.740
48	HAHN FEDERAL #07	3.797	0.000	2.732	0.000	242.842	17.193	0.000	108.063	0.000	117.586	85.406
49	HAT MESA 31 STATE #01	49.823	77.207	0.193	0.300	18.572	1.318	0.000	6.760	0.000	10.494	7.114
50	HAT MESA 31 STATE #02	204.275	165.791	0.793	0.643	73.865	5.236	0.000	17.831	0.000	50.798	23.037
51	HEAVY HARRY STATE COM #01	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
52	HEAVY HARRY STATE COM #02	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
53	HEFLEY 24 #01	57.289	30.522	8.593	4.578	743.474	35.184	21.249	186.620	0.000	500.422	364.956
54	HIGH LONESOME 26 #02H	138.973	190.013	3.919	5.358	407.235	28.954	0.000	45.515	0.000	332.766	255.230

JCN/ Cross Border 11123

Table 2

1

CROSS BORDER
ONE-LINE SUMMARY

DATE 2/1/2012
TIME 10:17:58 AM
PAGE 1

Reserve & Economic Summary

TABLE	LEASE NAME	Gross Oil	Gross Gas	Net Oil	Net Gas	Revenue To Int.	Sev Tax	Ad valorem Tax	Operating	Capital Costs	BFIT Net Revenue	DISC Net Cash Flow
55	HIGH LONESOME 26 FED COM	26.473	589.302	0.723	16.088	212.506	15.411	0.000	5.821	0.000	191.273	106.181
56	JOHN TOWN 1525-29 #01	0.000	464.008	0.000	0.274	1.259	0.092	0.000	0.000	0.000	1.167	0.714
57	JOHN TOWN 1525-29 #02	0.000	452.433	0.000	0.267	1.231	0.090	0.000	0.000	0.000	1.140	0.693
58	JOHNS B FEDERAL #04	16.618	15.064	4.241	3.844	390.616	27.695	0.000	178.287	0.000	184.634	128.421
59	JOHNS B FEDERAL #06	4.924	28.140	1.103	6.302	120.465	8.589	0.000	68.247	0.000	43.629	34.402
60	JOHN'S HOPPER 30 #02	1.191	48.337	0.004	0.151	0.890	0.065	0.000	0.000	0.000	0.824	0.636
61	KC STRIP STATE #01	0.000	337.143	0.000	0.790	4.536	0.332	0.000	0.000	0.000	4.203	2.253
62	KC STRIP STATE #02	0.000	418.336	0.000	0.980	5.226	0.383	0.000	0.000	0.000	4.843	4.165
63	KINCAID 1724 #111	0.000	1047.208	0.000	52.360	208.918	15.314	0.000	28.523	0.000	165.081	114.970
64	LEO 3 FED COM #01H	110.879	26.132	5.705	1.344	489.591	34.675	0.000	75.313	0.000	379.604	295.474
65	LITTLE EDDY UNIT #04	13.862	61.451	0.003	0.013	0.338	0.024	0.000	0.163	0.000	0.152	0.103
66	LITTLE EDDY UNIT #05	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
67	LOVELESS LQ STATE #01	1.969	0.000	1.113	0.000	98.914	7.003	0.000	17.223	0.000	74.688	58.782
68	LOVELESS LQ STATE #02	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
69	LOVELESS LQ STATE #03	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
70	LOVELESS LQ STATE #04	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
71	LOVELESS LQ STATE #06	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
72	LOVELESS LQ STATE #07	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
73	LOVELESS LQ STATE #08	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
74	LOVELESS SWD	0.000	0.000	0.000	0.000	-92.237	0.000	0.000	0.000	0.000	-92.237	-59.664
75	LUSK 33 FEDERAL #06	5.642	23.595	1.393	5.826	187.321	13.411	0.000	30.649	0.000	143.260	128.811
76	MANRY ELLIOTT #02	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
77	MANRY ELLIOTT #03	0.000	492.099	0.000	23.818	173.392	12.710	0.000	27.195	0.000	133.487	103.153
78	MESCALERO RIDGE E FED #01	3.768	0.000	0.154	0.000	14.215	1.006	0.000	8.934	0.000	4.275	3.924
79	MESCALERO RIDGE F FED #01	7.408	0.000	0.064	0.000	5.877	0.416	0.000	1.748	0.000	3.712	3.116
80	MIDNIGHT SPECIAL 9 ST COM	0.000	21.810	0.000	1.002	5.190	0.380	0.000	3.217	0.000	1.593	1.480
81	MILLER FEDERAL #01	4.562	0.000	3.716	0.000	336.737	23.841	0.000	205.904	0.000	106.992	78.815
82	MILLER FEDERAL #03	2.162	0.000	1.759	0.000	159.357	11.282	0.000	127.176	0.000	20.898	17.032
83	MILLER FEDERAL #05	1.168	0.000	0.951	0.000	86.094	6.095	0.000	72.672	0.000	7.326	6.488
84	MILLER FEDERAL #06	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
85	MILLER FEDERAL #08	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
86	MOBY #02	2.164	16.772	0.051	0.392	7.326	0.526	0.000	4.198	0.000	2.602	2.368
87	MOUNTAIN FEDERAL #02	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
88	MOUNTAIN FEDERAL #03	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
89	MOUNTAIN FEDERAL #06	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
90	NEW MEXICO BA STATE #01	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
91	NEW MEXICO BA STATE #03	0.770	0.000	0.674	0.000	58.039	4.109	0.000	28.615	0.000	25.315	20.391
92	NEW MEXICO BA STATE #04	0.495	0.000	0.433	0.000	37.303	2.641	0.000	21.535	0.000	13.127	11.074
93	NO BLUFF 36 ST COM #02	0.000	259.399	0.000	12.166	37.349	2.738	0.000	8.648	0.000	25.963	20.339
94	NUCKOLS 24 #01	15.383	0.000	10.210	0.000	896.554	63.476	0.000	211.932	0.000	621.146	309.477
95	NUCKOLS 24 #02	11.176	0.000	7.418	0.000	651.334	46.114	0.000	177.014	0.000	428.206	230.196
96	OSCA STATE COM #01(A/M)	0.000	778.349	0.000	75.422	287.358	21.063	0.000	53.250	0.000	213.045	124.543
97	OXY BOC STATE #01	0.000	676.450	0.000	16.255	79.162	5.803	0.000	16.015	0.000	57.344	36.714
98	OXY LEGEND ST #01	0.000	48.439	0.000	1.031	5.115	0.375	0.000	1.829	0.000	2.911	2.478
99	OXY ROSCOE FED #02	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
100	OXY ROSCOE FED COM #01	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
101	OXY VIPER FED #01	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000

JCN/ Cross Border 11123

Table 2

2

CROSS BORDER
ONE-LINE SUMMARY

DATE 2/1/2012
TIME 10:17:58 AM
PAGE 1

Reserve & Economic Summary

TABLE	LEASE NAME	Gross Oil	Gross Gas	Net Oil	Net Gas	Revenue To Int.	Sev Tax	Ad valorem Tax	Operating	Capital Costs	BFIT Net Revenue	DISC Net Cash Flow
102	OXY VIPER FED #02	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
103	PARKWAY 11 STATE #01H	71.411	52.369	12.997	9.531	1204.649	85.378	0.000	307.327	0.000	811.944	544.875
104	PARKWAY ST 11 #02H	17.598	27.580	3.203	5.019	310.919	22.060	0.000	148.259	0.000	140.600	111.482
105	PAUL LR #01	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
106	PAUL LR #02	0.533	0.000	0.301	0.000	26.189	1.854	0.000	18.344	0.000	5.991	4.946
107	PAUL LR #03	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
108	PAUL LR #04	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
109	PAUL LR #05	2.661	0.000	1.504	0.000	125.215	8.865	0.000	53.988	0.000	62.362	38.023
110	PAUL LR #07	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
111	PERSONALLY 1525-33 #01	0.000	194.005	0.000	0.076	0.303	0.022	0.000	0.000	0.000	0.280	0.191
112	PUMA #01	0.171	114.669	0.008	5.057	24.767	1.814	0.000	10.083	0.000	12.870	10.789
113	QUAIL STATE COM #01	0.000	77.166	0.000	0.241	0.034	0.002	0.000	0.000	0.000	0.031	0.020
114	SCRATCH STATE COM #01	1.107	86.943	0.027	2.101	15.235	1.111	0.000	7.420	0.000	6.705	6.198
115	SHORTES 06 #01	0.874	0.339	0.066	0.025	5.486	0.255	0.157	2.800	0.000	2.274	2.235
116	SHORTES 43 #01	10.814	1.603	0.811	0.120	70.670	3.278	2.022	41.067	0.000	24.303	22.563
117	SIMMONS 27 #02	2.452	2.452	0.184	0.184	15.808	0.746	0.452	9.078	0.000	5.532	5.380
118	SIVLEY 19 FED #01	12.818	27.914	0.308	0.670	32.828	2.336	0.000	6.762	0.000	23.730	19.373
119	SL DEEP FED #02(BS-B)	51.585	102.249	10.095	20.010	1022.534	72.820	0.000	182.200	0.000	767.514	616.207
120	SL DEEP FED #03	96.436	75.365	18.873	14.749	1831.143	130.022	0.000	307.951	0.000	1393.170	928.727
121	SL DEEP FED #04H	126.194	46.760	24.684	9.146	2297.291	162.843	0.000	307.008	0.000	1827.440	1111.156
122	SL DEEP FED COM #01(M)	0.289	530.358	0.004	6.476	34.660	2.540	0.000	12.621	0.000	19.499	15.654
123	SOUTH LOVINGTON 25 #01	2.832	22.961	0.292	2.367	50.142	3.610	0.000	22.427	0.000	24.106	20.602
124	SOUTH LUSK 28 FED #01	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
125	SOUTHARD 26 #01	3.473	0.000	1.731	0.000	150.012	10.621	0.000	54.125	0.000	85.266	58.661
126	SOUTHARD 26 #02	1.881	0.000	0.937	0.000	81.251	5.753	0.000	39.154	0.000	36.345	27.062
127	SOUTHARD 26 #03	1.220	0.000	0.608	0.000	52.684	3.730	0.000	31.093	0.000	17.861	13.975
128	SOUTHARD A #01	8.718	0.000	2.815	0.000	249.000	17.629	0.000	63.858	0.000	167.513	99.088
129	SOUTHARD A #02	4.571	0.000	1.476	0.000	130.554	9.243	0.000	48.583	0.000	72.728	46.579
130	SOUTHARD A #03	8.380	0.000	2.706	0.000	239.351	16.946	0.000	70.222	0.000	152.183	85.006
131	SOUTHEAST LUSK 27 FED #01	2.050	2.985	0.377	0.548	37.271	2.646	0.000	19.056	0.000	15.569	14.293
132	SOUTHEAST LUSK 34 FED #01	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
133	SOUTHEAST LUSK 34 FED #01	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
134	SOUTHEAST LUSK 34 FED #02	98.453	112.917	22.013	25.247	2150.832	152.682	0.000	123.714	0.000	1874.437	1404.112
135	SOUTHEAST LUSK 34 FED #03	48.393	109.609	10.820	24.507	980.092	69.811	0.000	89.488	0.000	820.792	617.258
136	SOUTHEAST LUSK 34 FED #05	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
137	SOUTHWEST TT 11 ST #01	19.987	139.723	5.262	36.786	747.434	53.614	0.000	166.695	0.000	527.125	429.007
138	STARBUCK 19 FED COM #01	11.423	18.422	0.151	0.243	14.336	1.018	0.000	6.679	0.000	6.640	5.229
139	STATE 32 #02	1.933	0.000	1.450	0.000	128.593	9.104	0.000	73.036	0.000	46.453	35.164
140	STATE 32 #03	1.429	0.000	1.072	0.000	95.077	6.731	0.000	57.722	0.000	30.623	24.430
141	STATE 32 #04	2.548	0.000	1.911	0.000	169.522	12.002	0.000	87.761	0.000	69.759	50.488
142	STATE 32 #05	0.540	0.000	0.405	0.000	35.946	2.545	0.000	28.272	0.000	5.129	4.550
143	STATE HL 11 #01	0.000	395.614	0.000	134.873	629.855	46.168	0.000	170.252	0.000	413.435	272.957
144	STRANGE FEDERAL #01	1.110	0.000	0.939	0.000	81.200	5.749	0.000	50.600	0.000	24.851	20.042
145	STRANGE FEDERAL #05	0.588	0.000	0.498	0.000	43.036	3.047	0.000	31.350	0.000	8.639	7.521
146	SUNRAY STATE #02	5.670	0.000	4.253	0.000	378.435	26.793	0.000	200.592	0.000	151.050	110.288
147	TOM 36 STATE #01	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
148	TOM 36 STATE #04	0.217	0.000	0.174	0.000	15.404	1.091	0.000	12.609	0.000	1.704	1.589

JCN/ Cross Border 11123

Table 2

3

CROSS BORDER
ONE-LINE SUMMARY

DATE 2/1/2012
TIME 10:17:58 AM
PAGE 1

Reserve & Economic Summary

TABLE	LEASE NAME	Gross Oil	Gross Gas	Net Oil	Net Gas	Revenue To Int.	Sev Tax	Ad valorem Tax	Operating	Capital Costs	BFIT Net Revenue	DISC Net Cash Flow
149	TOM 36 STATE #05	1.265	0.000	1.012	0.000	89.818	6.359	0.000	49.502	0.000	33.957	26.760
150	UNBRIDLED 1525-28 #01	0.000	241.977	0.000	0.094	0.433	0.032	0.000	0.000	0.000	0.401	0.224
151	UNBRIDLED 1525-28 #02	0.000	165.658	0.000	0.065	0.295	0.022	0.000	0.000	0.000	0.274	0.170
152	UNION SI FEDERAL #02	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
153	UNION SI FEDERAL #04	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
154	UNION SI FEDERAL #05	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
155	UNION SI FEDERAL #06	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
156	UNION SI FEDERAL #07	4.273	0.000	2.430	0.000	206.193	14.598	0.000	72.124	0.000	119.471	82.246
157	UNION SI FEDERAL #08	2.459	0.000	1.413	0.000	119.841	8.485	0.000	42.298	0.000	69.058	47.971
158	WATTAM FEDERAL #01	8.234	0.000	6.505	0.000	573.577	40.609	0.000	117.208	0.000	415.760	293.023
159	WATTAM FEDERAL #02	19.692	0.000	15.556	0.000	1371.769	97.121	0.000	351.026	0.000	923.622	384.006
160	WATTAM FEDERAL #03	9.573	0.000	7.563	0.000	657.362	46.541	0.000	329.076	0.000	281.745	157.118
161	WATTAM FEDERAL #06	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
162	WATTAM FEDERAL #07	32.069	0.000	25.335	0.000	2205.131	156.123	0.000	1047.420	0.000	1001.587	533.064
163	WISHBONE FED COM #01	0.658	903.109	0.191	262.471	2163.940	158.574	0.000	183.750	0.000	1821.615	1066.800
164	ZIRCON 2 ST COM #01H	323.279	383.398	30.307	35.944	2701.930	191.611	0.000	180.813	0.000	2329.506	1770.342
3	PROVED DEVELOPED PRODUCING	2823.684	16673.848	354.790	1084.274	37462.068	2600.226	94.678	8826.756	0.000	25940.408	17434.984
165	PDNP BRADLEY 31 COM #01(M	11.648	611.061	0.262	13.749	103.022	7.492	0.000	2.129	5.460	87.941	0.792
166	PDNP BRADLEY 31 FED #03(M	0.000	1893.747	0.000	88.817	484.939	35.546	0.000	43.950	12.500	392.943	68.300
167	PDNP BRADLEY 31 FED #03(S	103.870	1038.569	4.872	48.709	701.756	50.349	0.000	32.413	4.375	614.619	17.980
168	PDNP BRADLEY 6 FED COM #C	8.817	678.239	1.263	97.124	502.130	36.522	0.000	51.713	40.050	373.845	54.076
169	PDNP COLEMAN 1002	36.853	29.667	2.764	2.225	244.707	11.735	6.989	86.450	15.000	124.534	8.309
170	PDNP COLEMAN 9 #01	36.853	29.667	2.764	2.225	244.707	11.735	6.989	86.450	15.000	124.534	23.706
171	PDNP GRAVE DIGGER ST COM	82.360	52.576	3.467	2.213	330.914	23.473	0.000	33.992	0.000	273.449	245.260
172	PDNP LUSK 33 FED #06(D)	60.490	48.392	14.935	11.948	1427.331	101.195	0.000	75.438	62.000	1188.698	575.361
173	PDNP OSCA STATE COM #01(C	35.467	558.343	3.437	54.103	515.445	37.009	0.000	77.813	25.000	375.624	18.926
174	PDNP S LUSK 28 FED #01(BS	64.577	64.577	24.010	24.010	2256.914	160.030	0.000	125.715	380.000	1591.170	1049.414
175	PDNP S.E. LUSK 34 FED #02	40.214	112.601	4.705	13.174	509.345	36.272	0.000	57.155	15.310	400.609	164.053
176	PDNP S.E. LUSK 34 FED #03	14.100	39.480	1.650	4.619	155.495	11.088	0.000	36.602	15.310	92.495	49.296
177	PDNP SCRATCH ST COM #01	72.936	135.508	1.762	3.274	179.621	12.767	0.000	42.619	6.322	117.912	69.095
178	PDNP SE LUSK 27 FED #01(E	33.761	40.513	6.202	7.442	587.934	41.700	0.000	80.351	48.980	416.902	214.299
179	PDNP SHORTES 43 #01	39.004	39.004	2.925	2.925	274.246	13.274	7.829	81.250	15.000	156.892	69.485
180	PDNP SHORTES 6 #01	34.600	34.600	2.595	2.595	222.134	10.453	6.350	56.250	15.000	134.081	90.645
181	PDNP SL DEEP FED COM #01(	0.000	1400.882	0.000	34.462	182.647	13.388	0.000	26.517	9.510	133.232	44.687
182	PDNP SL DEEP FED COM #02(	49.151	49.151	9.619	9.619	894.164	63.511	0.000	68.250	50.000	712.403	127.128
183	PDNP SL DEEP FED COM #02(	43.802	87.603	8.572	17.144	840.053	59.647	0.000	112.875	31.250	636.280	55.198
184	PDNP SL DEEP FED COM #03(	49.201	49.201	9.629	9.629	955.735	67.912	0.000	69.125	5.000	813.698	73.321
185	PDNP SOUTHEAST LUSK 33 #C	232.623	200.185	67.641	58.209	6803.842	483.196	0.000	714.005	0.000	5606.638	3715.994
4	PROVED DEVELOPED NON-PRODUCING	1050.327	7193.565	173.072	508.215	18417.080	1288.294	28.158	1961.063	771.067	14368.497	6735.327
186	PU ALAMO DELHI B ST. #03	23.001	0.000	1.079	0.000	97.087	6.874	0.000	29.250	0.000	60.963	49.311
187	PU ALAMO DELHI B ST. #04	65.066	0.000	3.052	0.000	274.644	19.445	0.000	28.906	31.250	195.043	131.648
188	PU AMOCO FEDERAL #01A	28.075	0.000	13.680	0.000	1220.558	86.415	0.000	217.092	280.520	636.530	169.130
189	PU AMOCO FEDERAL #02A	28.075	0.000	13.680	0.000	1220.558	86.415	0.000	217.092	280.520	636.530	169.130
190	PU AMOCO FEDERAL #03A	28.075	0.000	13.680	0.000	1220.558	86.415	0.000	217.092	280.520	636.530	167.792

JCN/ Cross Border 11123

Table 2

4

CROSS BORDER
ONE-LINE SUMMARY

DATE 2/1/2012
TIME 10:17:58 AM
PAGE 1

Reserve & Economic Summary

TABLE LEASE NAME	Gross Oil	Gross Gas	Net Oil	Net Gas	Revenue To Int.	Sev Tax	Ad valorem Tax	Operating	Capital Costs	BFIT Net Revenue	DISC Net Cash Flow
191 PU APACHE 31 B ST. #01	84.673	84.673	7.938	7.938	746.178	52.909	0.000	100.625	106.250	486.394	296.795
192 PU BRADLEY 29 FED #02H	135.885	200.281	3.193	4.707	318.194	22.607	0.000	34.231	134.000	127.355	49.444
193 PU BRADLEY 30 FED COM #02	132.552	197.665	4.639	6.918	462.823	32.884	0.000	67.808	201.000	161.130	65.700
194 PU BRADLEY 30 FED COM #0:	132.552	197.665	4.467	6.661	445.633	31.663	0.000	65.195	166.130	182.645	85.945
195 PU BROWN BEAR FED 14 ST.	203.879	163.103	4.587	3.670	436.258	30.949	0.000	54.615	141.000	209.694	91.121
196 PU BUCK BAKER 15 #03	136.728	136.728	20.509	20.509	1927.869	91.061	55.104	393.300	400.000	988.404	385.047
197 PU COLEMAN 09 #02	136.093	136.093	10.207	10.207	918.423	44.441	26.219	192.600	200.000	455.163	176.084
198 PU FECTA 33 FED COM #01H	309.440	618.880	29.010	58.020	2842.980	201.863	0.000	268.125	575.000	1797.992	822.565
199 PU FECTA 33 FED COM #02H	309.440	618.880	29.010	58.020	2842.980	201.863	0.000	268.125	575.000	1797.992	883.517
200 PU GRAVEDIGGER ST COM #04	126.304	81.274	5.317	3.422	510.156	36.194	0.000	42.007	139.000	292.955	214.813
201 PU HAHN FED #01A	28.563	0.000	20.552	0.000	1753.932	124.178	0.000	255.613	390.625	983.516	256.317
202 PU HAHN FED #02	38.518	9.862	27.715	7.096	2375.839	168.236	0.000	266.784	390.625	1550.192	540.353
203 PU HAHN FED #02A	28.563	0.000	20.552	0.000	1753.932	124.178	0.000	255.613	390.625	983.516	256.317
204 PU HAHN FED #03A	28.563	0.000	20.552	0.000	1753.932	124.178	0.000	255.613	390.625	983.516	254.289
205 PU HAHN FED #04A	28.563	0.000	20.552	0.000	1753.932	124.178	0.000	255.613	390.625	983.516	254.289
206 PU HAHN FED #05A	28.563	0.000	20.552	0.000	1753.932	124.178	0.000	255.613	390.625	983.516	252.277
207 PU HAHN FED #06A	28.563	0.000	20.552	0.000	1753.932	124.178	0.000	255.613	390.625	983.516	252.277
208 PU HEFLEY 24 #02	136.728	136.728	20.509	20.509	1927.870	91.061	55.104	393.300	400.000	988.404	372.920
209 PU HEFLEY 24 #03	136.728	136.728	20.509	20.509	1927.870	91.061	55.104	393.300	400.000	988.404	364.223
210 PU HEFLEY 24 #04	136.728	136.728	20.509	20.509	1927.870	91.061	55.104	393.300	400.000	988.404	352.833
211 PU KINCAID 1724 #211	0.000	1609.416	0.000	80.471	321.078	23.535	0.000	44.004	143.750	109.789	54.917
212 PU LEO 3 FED COM #02H	176.657	141.325	9.089	7.271	847.068	60.045	0.000	99.688	318.000	369.335	151.066
213 PU LOVELESS LQ ST #01A	34.903	0.000	19.727	0.000	1755.340	124.278	0.000	265.038	322.960	1043.065	339.375
214 PU LOVELESS LQ ST #02A	28.096	0.000	15.880	0.000	1412.991	100.040	0.000	249.222	322.960	740.770	187.185
215 PU LOVELESS LQ ST #03A	28.096	0.000	15.880	0.000	1412.991	100.040	0.000	249.222	322.960	740.770	187.185
216 PU LOVELESS LQ ST #04A	28.096	0.000	15.880	0.000	1412.991	100.040	0.000	249.222	322.960	740.770	185.704
217 PU LOVELESS LQ ST #05A	28.096	0.000	15.880	0.000	1412.991	100.040	0.000	249.222	322.960	740.770	185.704
218 PU NUCKOLS 24 #04	38.125	0.000	25.304	0.000	2221.939	157.313	0.000	328.890	393.645	1342.091	476.214
219 PU NUCKOLS 24 #05	38.125	0.000	25.304	0.000	2221.940	157.313	0.000	328.890	393.645	1342.091	468.709
220 PU PARKWAY ST 11 #03H	129.744	148.479	11.002	12.591	1036.603	73.509	0.000	159.451	397.500	406.144	206.300
221 PU PAUL LR #01A	28.684	0.000	16.212	0.000	1349.659	95.556	0.000	132.930	355.256	765.917	145.206
222 PU PAUL LR #02A	28.677	0.000	16.208	0.000	1349.318	95.532	0.000	132.704	355.256	765.826	144.056
223 PU PAUL LR #03A	28.677	0.000	16.208	0.000	1349.318	95.532	0.000	132.704	355.256	765.826	144.056
224 PU SCRATCH ST COM #02	20.007	1196.337	0.483	28.904	220.279	16.037	0.000	47.265	88.508	68.470	25.737
225 PU SE LUSK 33 #02H	309.440	618.880	87.045	174.091	8530.455	605.697	0.000	804.375	1875.000	5245.383	2311.479
226 PU SE LUSK 33 FED #07(D)	115.283	247.731	44.672	95.996	4404.488	312.798	0.000	325.000	800.000	2966.690	2042.930
227 PU SE LUSK 33 FED #08	88.716	177.432	34.377	68.755	3368.986	239.212	0.000	254.150	600.000	2275.623	1195.732
228 PU SHORTES 43 #02	136.659	136.659	10.249	10.249	960.885	46.510	27.431	196.200	200.000	490.744	186.331
229 PU SL DEEP FED #05(BS-B)	71.591	84.978	14.010	16.630	1327.456	94.150	0.000	144.871	525.000	563.435	340.535
230 PU SOUTHARD 26 #01B	28.655	0.000	14.282	0.000	1237.852	87.640	0.000	142.720	327.833	679.659	123.621
231 PU SOUTHARD 26 #02B	28.647	0.000	14.279	0.000	1237.533	87.617	0.000	142.476	327.833	679.606	122.643
232 PU SOUTHARD 26 #03B	28.647	0.000	14.279	0.000	1237.533	87.617	0.000	142.476	327.833	679.606	122.643
233 PU SOUTHARD 26 #04B	28.640	0.000	14.275	0.000	1237.212	87.595	0.000	142.231	327.833	679.553	121.672
234 PU SOUTHARD A #05	38.114	0.000	18.997	0.000	1680.303	118.965	0.000	248.557	327.833	984.948	317.270
235 PU SQUARE LAKE 4 #01H(YES	118.690	148.363	16.735	20.919	1589.855	112.771	0.000	242.344	562.500	672.240	394.673
236 PU STALEY ST. 30 K #01	84.673	84.673	7.938	7.938	746.178	52.909	0.000	100.625	106.250	486.394	301.547
237 PU STATE 32 #01A	28.137	0.000	21.102	0.000	1871.787	132.523	0.000	324.880	500.000	914.385	189.193

JCN/ Cross Border 11123 Table 2 5

CROSS BORDER
ONE-LINE SUMMARY

DATE 2/1/2012
TIME 10:17:58 AM
PAGE 1

Reserve & Economic Summary

TABLE LEASE NAME	Gross Oil	Gross Gas	Net Oil	Net Gas	Revenue To Int.	Sev Tax	Ad valorem Tax	Operating	Capital Costs	BFIT Net Revenue	DISC Net Cash Flow
238 PU STATE 32 #02A	28.137	0.000	21.102	0.000	1871.788	132.523	0.000	324.880	500.000	914.385	186.211
239 PU STRANGE FED #01A	29.480	0.000	24.940	0.000	2157.045	152.719	0.000	316.404	550.000	1137.922	243.444
240 PU STRANGE FED #02A	29.480	0.000	24.940	0.000	2157.045	152.719	0.000	316.404	550.000	1137.922	243.444
241 PU STRANGE FED #03A	28.475	0.000	24.090	0.000	2083.514	147.513	0.000	316.404	550.000	1069.598	188.379
242 PU STRANGE FED #04A	28.475	0.000	24.090	0.000	2083.514	147.513	0.000	316.404	550.000	1069.598	188.379
243 PU TOM 36 ST #01A	28.466	0.000	22.773	0.000	2021.574	143.127	0.000	308.000	550.000	1020.446	166.299
244 PU TOM 36 ST #04A	28.587	0.000	22.869	0.000	2030.121	143.733	0.000	166.750	550.000	1169.639	191.541
245 PU UNION ST FEDERAL #01A	29.673	0.000	16.875	0.000	1431.684	101.363	0.000	256.424	370.167	703.730	167.610
246 PU UNION ST FEDERAL #02A	29.771	0.000	16.931	0.000	1504.177	106.496	0.000	260.967	370.167	766.548	193.418
247 PU UNION ST FEDERAL #03A	29.761	0.000	16.925	0.000	1497.541	106.026	0.000	260.463	370.167	760.886	189.465
248 PU WATTAM FEDERAL #01A	35.258	0.000	27.854	0.000	2424.378	171.646	0.000	295.500	550.000	1407.231	370.155
248 PU WATTAM FEDERAL #02A	35.249	0.000	27.847	0.000	2423.796	171.605	0.000	295.000	550.000	1407.191	367.226
250 PU ZIRCON 2 ST COM #02H	185.968	221.009	17.434	20.720	1651.980	117.167	0.000	210.375	518.000	806.437	410.241
5 PROVED UNDEVELOPED	4788.576	7670.572	1180.577	793.230	107261.124	7377.450	274.068	14699.753	25196.595	59713.253	20691.631
251 PR APACHE 18 FED #01H	96.478	578.865	9.045	54.269	1031.104	73.545	0.000	151.875	560.000	245.684	62.064
252 PR BRADLEY 30 FED COM #04	132.552	197.665	4.467	6.661	445.633	31.663	0.000	65.195	166.130	182.645	82.599
253 PR CORDOVA 15 #01	64.794	1301.680	1.516	30.459	258.292	18.592	0.000	34.000	78.125	127.576	64.471
254 PR HOLIDAY #01H	126.225	81.265	5.920	3.811	567.985	40.296	0.000	47.188	154.034	326.467	255.382
255 PR MANRY ELLIOTT #02	0.920	473.336	0.022	11.095	81.145	5.943	0.000	17.875	9.000	48.326	39.448
256 PR OCELOT 34 FED #01H	309.440	618.880	29.118	58.237	2853.594	202.617	0.000	269.197	524.742	1857.038	874.020
257 PR OCELOT 34 FED #02H	309.440	618.880	40.072	80.145	3927.103	278.840	0.000	370.227	721.677	2556.359	1282.266
258 PR OXY ROO 22 ST. #03	72.051	72.051	1.686	1.686	158.483	11.237	0.000	33.663	65.010	48.572	15.799
259 PR OXY ROO 22 ST. #04	72.051	72.051	1.686	1.686	158.483	11.237	0.000	33.663	65.010	48.572	15.799
260 PR OXY ROO 22 ST. #05	72.051	72.051	1.686	1.686	158.483	11.237	0.000	33.663	65.010	48.572	15.799
261 PR OXY ROO 22 ST. #07	72.051	72.051	1.686	1.686	158.483	11.237	0.000	33.663	65.010	48.572	15.799
262 PR OXY ROO 22 ST. #08	72.051	72.051	1.686	1.686	158.483	11.237	0.000	33.663	65.010	48.572	15.799
263 PR POSH 1701	136.728	136.728	12.825	12.825	1205.561	56.944	34.459	245.813	330.000	538.347	168.017
264 PR PROVIDENCE A #01	94.440	94.440	7.083	7.083	665.801	31.448	19.031	167.850	200.000	247.472	71.058
265 PR PUMA	0.000	684.050	0.000	28.060	133.845	9.811	0.000	22.751	2.734	98.548	41.124
266 PR SE LUSK 33 #03H	273.436	546.872	76.918	153.835	7537.920	535.223	0.000	771.375	1875.000	4356.323	1860.760
267 PR SE LUSK 34 #01H	308.508	617.016	66.267	132.535	5881.901	418.715	0.000	597.001	1432.000	3434.185	1504.812
268 PR SE LUSK 34 #02H	308.508	617.016	66.267	132.535	5881.900	418.715	0.000	597.001	1432.000	3434.185	1481.097
269 PR SHORTES 43 #03	136.659	136.659	10.249	10.249	960.885	46.510	27.431	196.200	200.000	490.744	179.076
270 PR ZIRCON 2 ST COM #03H	185.968	221.009	17.434	20.720	1651.979	117.167	0.000	210.375	518.000	806.437	400.581
6 PROBABLE	2844.350	7284.615	355.635	750.949	33877.063	2342.217	80.920	3932.237	8528.492	18993.197	8445.768
271 PO APACHE 18 FED #02H	96.478	578.865	9.045	54.269	1031.104	73.545	0.000	151.875	560.000	245.684	66.136
272 PO APACHE 18 FED #03H	96.478	578.865	9.045	54.269	1031.104	73.545	0.000	151.875	560.000	245.684	64.068
273 PO APACHE 18 FED #04H	96.478	578.865	9.045	54.269	1031.104	73.545	0.000	151.875	560.000	245.684	62.064
274 PO APACHE 19 FED #01H	96.478	578.865	9.045	54.269	1031.104	73.545	0.000	151.875	560.000	245.684	65.612
275 PO APACHE 19 FED #02H	96.478	578.865	9.045	54.269	1031.104	73.545	0.000	151.875	560.000	245.684	63.561
276 PO APACHE 19 FED #03H	96.478	578.865	9.045	54.269	1031.104	73.545	0.000	151.875	560.000	245.684	61.573
277 PO APACHE 19 FED #04H	96.478	578.865	9.045	54.269	1031.104	73.545	0.000	151.875	560.000	245.684	59.648
278 PO BRADLEY 31 ST COM #01H	104.560	138.137	4.904	6.479	474.074	33.653	0.000	19.961	259.000	161.461	66.688
279 PO HENSHAW 06 FED #01H	96.221	481.104	9.021	45.103	992.276	70.704	0.000	149.375	560.000	212.197	41.055
280 PO HOLIDAY #02H	126.225	81.265	5.920	3.811	567.985	40.296	0.000	47.188	154.034	326.467	224.905

JCN/ Cross Border 11123

Table 2

6

CROSS BORDER
ONE-LINE SUMMARY

DATE 2/1/2012
TIME 10:17:58 AM
PAGE 1

Reserve & Economic Summary

TABLE	LEASE NAME	Gross Oil	Gross Gas	Net Oil	Net Gas	Revenue To Int.	Sev Tax	Ad valorem Tax	Operating	Capital Costs	BFIT Net Revenue	DISC Net Cash Flow
281	PO OXY VIPER FED #01H	133.060	133.060	12.481	12.481	1173.215	83.188	0.000	182.875	438.000	469.152	226.168
282	PO PARKWAY ST 11 #04H	129.893	148.951	11.015	12.631	1052.007	74.600	0.000	160.654	397.500	419.253	210.295
283	PO S LUSK 33 FED #02	42.668	1805.139	8.000	338.464	4186.836	305.059	0.000	140.675	875.000	2866.101	1657.064
284	PO SCRATCH BEAR FED COM #	203.710	162.968	4.583	3.667	427.181	30.281	0.000	54.285	180.000	162.615	44.169
285	PO VISION FED #01H REENTF	120.204	139.437	11.269	13.072	1066.512	75.640	0.000	184.250	312.500	494.122	251.155
286	PO ZIRCON 7 FED #01H	154.821	180.547	7.493	8.738	709.353	50.310	0.000	97.625	259.000	302.419	140.882
7	POSSIBLE	1786.706	7322.664	138.000	824.327	17867.166	1278.545	0.000	2100.012	7355.034	7133.574	3305.041
1	GRAND TOTAL ALL RESERVES	13293.643	46145.263	2202.074	3960.994	214884.500	14886.732	477.824	31519.821	41851.187	126148.929	56612.752

JCN/ Cross Border 11123 Table 2 7

CROSS BORDER
PROVED DEVELOPED PRODUCING

DATE : 02/01/2012
TIME : 10:15:18
DBS : allwells
SETTINGS : SETDATA
SCENARIO : DEFAULT

R E S E R V E S   A N D   E C O N O M I C S

AS OF DATE: 01/2012

--END---	GROSS PRODUCTION-		----NET	PRODUCTI	----GROSS	PRIC	NET OPER	SEV+ADV	NET OPER	CAPITAL	CASH FLOW	CUM DISC
MO-YEAR	OIL ----MB--	GAS ----MMF-	OIL ----MB--	GAS ----MMF-	OIL --$/B--	GAS --$/M--	REVENUE ---M$---	TAXES ---M$---	EXPENSES ---M$---	COST ---M$---	BTAX ---M$---	NET INC. ----M$---
12-2012	609.18	2890.41	64.67	175.06	86.88	5.910	6643.78	477.85	586.80	0.00	5579.13	5347.39
12-2013	357.15	2171.02	42.54	136.93	87.18	5.942	4513.19	324.57	571.50	0.00	3617.11	8491.45
12-2014	267.50	1744.52	33.50	113.53	87.29	5.937	3588.77	258.18	564.59	0.00	2766.00	10675.88
12-2015	214.03	1433.11	27.74	95.64	87.36	5.925	2980.95	214.52	540.30	0.00	2226.13	12273.69
12-2016	179.54	1194.82	23.50	79.23	87.39	6.089	2526.78	181.95	505.05	0.00	1839.78	13473.98
12-2017	154.82	1020.16	20.48	67.61	87.44	6.129	2195.49	158.18	493.60	0.00	1543.70	14389.46
12-2018	135.18	880.90	18.02	58.90	87.48	6.120	1927.98	139.00	485.83	0.00	1303.14	15092.02
12-2019	118.53	761.93	15.70	51.32	87.47	6.116	1677.97	121.09	455.89	0.00	1101.00	15631.63
12-2020	103.61	659.58	13.71	44.75	87.49	6.099	1463.23	105.70	428.57	0.00	928.96	16045.54
12-2021	89.11	556.59	11.90	37.85	87.49	6.073	1262.62	91.26	383.68	0.00	787.68	16364.56
12-2022	77.73	476.66	10.52	33.00	87.46	6.101	1121.16	80.50	364.19	0.00	676.46	16613.64
12-2023	67.07	388.01	9.27	27.05	87.42	6.224	979.11	70.30	334.09	0.00	574.72	16806.02
12-2024	59.45	337.25	8.03	23.72	87.36	6.210	849.18	60.99	300.36	0.00	487.82	16954.47
12-2025	52.71	298.69	7.08	20.98	87.38	6.203	748.35	53.74	281.26	0.00	413.34	17068.82
12-2026	46.67	265.09	6.27	18.59	87.36	6.210	662.86	47.60	266.43	0.00	348.83	17156.56
12-2027	40.47	234.38	5.45	16.32	87.43	6.213	577.67	41.50	242.73	0.00	293.44	17223.65
12-2028	35.30	207.28	4.72	14.38	87.47	6.192	501.70	36.05	218.67	0.00	246.98	17274.99
12-2029	31.01	183.09	4.18	12.51	87.45	6.145	442.34	31.79	202.15	0.00	208.40	17314.37
12-2030	27.31	156.93	3.74	10.35	87.60	6.262	392.18	28.13	189.01	0.00	175.03	17344.44
12-2031	24.00	131.87	3.38	7.57	87.57	6.628	345.85	24.79	174.55	0.00	146.51	17367.32
S TOT	2690.35	15992.29	334.39	1045.29	87.28	6.034	35401.16	2547.72	7589.28	0.00	25264.16	17367.32
AFTER	133.33	681.56	20.40	38.98	87.67	6.992	2060.92	147.19	1237.48	0.00	676.25	17434.99
TOTAL	2823.68	16673.85	354.79	1084.27	87.30	6.069	37462.07	2694.90	8826.76	0.00	25940.41	17434.99

	OIL	GAS
GROSS WELLS	108.0	49.0
GROSS ULT., MB & MMF	8308.334	75411.531
GROSS CUM., MB & MMF	5484.650	58737.680
GROSS RES., MB & MMF	2823.684	16673.848
NET RES., MB & MMF	354.790	1084.274
NET REVENUE, M$	30974.121	6580.185
INITIAL PRICE, $	87.390	5.417
INITIAL N.I., PCT.	10.616	6.057

LIFE, YRS.	50.00
DISCOUNT %	10.00
UNDISCOUNTED PAYOUT, YRS.	0.00
DISCOUNTED PAYOUT, YRS.	0.00
UNDISCOUNTED NET/INVEST.	0.00
DISCOUNTED NET/INVEST.	0.00
RATE-OF-RETURN, PCT.	100.00
INITIAL W.I., PCT.	11.714

P.W. %	P.W., M$
5.00	20692.016
10.00	17434.980
15.00	15214.400
20.00	13599.603
25.00	12369.245
30.00	11398.247
40.00	9957.786
60.00	8167.030
80.00	7083.182
100.00	6348.215

Table 3

JCN/Cross Boder 11123

CROSS BORDER
PROVED DEVELOPED NON-PRODUCING

DATE : 02/01/2012
TIME : 10:15:19
DBS : allwells
SETTINGS : SETDATA
SCENARIO : DEFAULT

R E S E R V E S   A N D   E C O N O M I C S

AS OF DATE: 01/2012

--END---	GROSS PRODUCTION-		----NET PRODUCTI		----GROSS PRIC		NET OPER	SEV+ADV	NET OPER	CAPITAL	CASH FLOW	CUM DISC
MO-YEAR	OIL ----MB--	GAS ----MMF-	OIL ----MB--	GAS ----MMF-	OIL --$/B--	GAS --$/M--	REVENUE ---M$---	TAXES ---M$---	EXPENSES ---M$---	COST ---M$---	BTAX ---M$---	NET INC. ----M$---
12-2012	112.25	92.66	20.36	17.50	91.05	8.298	1999.30	142.13	35.96	395.00	1426.21	1348.39
12-2013	58.63	51.62	13.80	12.96	91.00	7.990	1359.25	96.62	39.75	0.00	1222.88	2411.99
12-2014	52.71	60.18	10.34	10.40	90.89	7.781	1020.85	72.57	41.44	21.63	885.20	3111.32
12-2015	58.18	71.73	10.24	11.29	90.09	7.110	1002.88	71.50	52.38	63.98	815.02	3694.77
12-2016	45.98	54.75	8.63	9.28	90.28	7.119	845.50	60.26	54.61	62.00	668.63	4130.89
12-2017	50.78	58.00	10.31	10.53	90.77	6.598	1005.71	71.56	60.20	15.31	858.63	4640.20
12-2018	50.31	72.35	9.46	11.50	90.72	6.643	934.55	66.52	63.30	0.00	804.73	5074.59
12-2019	38.57	51.34	7.44	8.47	90.71	6.798	732.75	52.16	63.30	0.00	617.29	5377.27
12-2020	31.78	230.37	6.13	11.48	90.68	6.263	627.75	44.75	63.63	9.51	509.86	5604.26
12-2021	26.86	397.62	5.14	14.54	90.65	5.951	552.03	39.41	64.63	0.00	447.99	5785.86
12-2022	22.46	207.91	4.33	9.06	90.61	6.197	448.25	31.98	62.42	0.00	353.85	5916.20
12-2023	19.20	142.38	3.69	6.80	90.57	6.330	377.10	26.90	61.32	0.00	288.88	6012.93
12-2024	16.77	108.45	3.18	5.45	90.54	6.411	322.45	23.00	61.32	0.00	238.13	6085.41
12-2025	19.85	92.41	3.13	4.87	89.59	6.536	312.07	22.47	63.62	15.00	210.98	6143.62
12-2026	16.69	75.65	2.59	3.89	89.86	6.595	258.54	18.62	59.25	0.00	180.67	6189.11
12-2027	13.81	509.77	2.10	24.07	89.99	5.621	324.22	23.49	55.12	12.50	233.12	6242.12
12-2028	21.85	465.06	3.70	29.97	87.35	5.263	480.74	34.60	58.04	90.05	298.05	6303.14
12-2029	30.53	420.83	5.39	35.90	86.27	5.034	645.80	46.32	62.80	0.00	536.68	6404.82
12-2030	20.42	301.18	3.51	24.33	86.86	5.032	427.30	30.68	62.05	0.00	334.56	6462.41
12-2031	13.83	234.15	2.32	18.15	87.46	4.998	293.98	21.14	55.64	0.00	217.20	6496.40
S TOT	721.45	3698.43	135.80	280.44	90.24	6.120	13971.04	996.68	1140.81	684.98	11148.57	6496.40
AFTER	328.88	3495.14	37.28	227.77	88.89	4.972	4446.04	319.77	820.26	86.08	3219.93	6735.33
TOTAL	1050.33	7193.56	173.07	508.21	89.95	5.606	18417.08	1316.45	1961.06	771.07	14368.50	6735.33

	OIL	GAS
GROSS WELLS	4.0	0.0
GROSS ULT., MB & MMF	1050.327	7193.564
GROSS CUM., MB & MMF	0.000	0.000
GROSS RES., MB & MMF	1050.327	7193.564
NET RES., MB & MMF	173.072	508.215
NET REVENUE, M$	15568.216	2848.864
INITIAL PRICE, $	89.416	5.542
INITIAL N.I., PCT.	18.141	18.883

LIFE, YRS.	50.00
DISCOUNT %	10.00
UNDISCOUNTED PAYOUT, YRS.	0.22
DISCOUNTED PAYOUT, YRS.	0.22
UNDISCOUNTED NET/INVEST.	19.63
DISCOUNTED NET/INVEST.	13.52
RATE-OF-RETURN, PCT.	100.00
INITIAL W.I., PCT.	12.995

P.W. %	P.W., M$
5.00	9041.752
10.00	6735.327
15.00	5467.390
20.00	4656.768
25.00	4087.156
30.00	3661.538
40.00	3063.062
60.00	2366.971
80.00	1969.101
100.00	1708.441

Table 4

JCN/Cross Boder 11123

CROSS BORDER
PROVED UNDEVLOPED

DATE : 02/01/2012
TIME : 10:15:23
DBS : allwells
SETTINGS : SETDATA
SCENARIO : DEFAULT

R E S E R V E S   A N D   E C O N O M I C S

AS OF DATE: 01/2012

--END---	GROSS PRODUCTION-		----NET PRODUCTI		----GROSS PRIC		NET OPER	SEV+ADV	NET OPER	CAPITAL	CASH FLOW	CUM DISC
MO-YEAR	OIL ----MB--	GAS ----MMF-	OIL ----MB--	GAS ----MMF-	OIL --$/B--	GAS --$/M--	REVENUE ---M$---	TAXES ---M$---	EXPENSES ---M$---	COST ---M$---	BTAX ---M$---	NET INC. ----M$---
12-2012	414.11	700.68	67.59	52.61	88.51	4.426	6215.06	443.04	169.54	17502.74	-11900.26	-11473.56
12-2013	689.33	1353.93	118.76	142.78	88.66	4.233	11134.11	795.33	370.74	6593.85	3374.19	-8593.34
12-2014	478.33	1015.98	99.94	105.69	88.45	4.194	9283.07	662.52	418.42	1100.00	7102.13	-3017.59
12-2015	361.03	699.12	79.64	74.59	88.35	4.194	7348.93	524.36	418.71	0.00	6405.85	1580.22
12-2016	295.27	536.72	67.92	57.01	88.25	4.203	6233.66	444.69	418.71	0.00	5370.26	5083.07
12-2017	251.48	436.92	59.87	45.84	88.16	4.213	5471.68	390.28	418.71	0.00	4662.69	7847.34
12-2018	219.99	369.22	53.86	38.24	88.09	4.222	4905.55	349.86	418.71	0.00	4136.98	10076.68
12-2019	195.87	319.61	48.99	32.74	88.03	4.231	4451.25	317.44	418.71	0.00	3715.10	11896.57
12-2020	175.65	279.69	44.84	28.46	87.98	4.237	4065.16	289.90	417.59	0.00	3357.67	13391.78
12-2021	158.24	246.24	41.21	24.98	87.93	4.240	3729.23	265.95	415.34	0.00	3047.94	14625.63
12-2022	143.32	217.52	37.95	21.97	87.89	4.245	3428.39	244.51	407.78	0.00	2776.10	15647.25
12-2023	130.32	193.27	35.06	19.48	87.85	4.248	3162.77	225.59	400.22	0.00	2536.97	16495.98
12-2024	118.36	172.35	32.23	17.25	87.80	4.252	2903.44	207.11	370.22	0.00	2326.10	17203.39
12-2025	108.46	154.57	30.00	15.57	87.78	4.252	2699.37	192.57	370.22	0.00	2136.59	17794.10
12-2026	98.69	138.65	27.89	14.06	87.76	4.251	2507.75	178.91	367.18	0.00	1961.66	18287.14
12-2027	90.49	124.57	25.98	12.71	87.74	4.252	2333.25	166.46	366.59	0.00	1800.19	18698.47
12-2028	82.84	112.02	24.19	11.50	87.72	4.253	2170.90	154.89	365.03	0.00	1650.98	19041.42
12-2029	76.25	93.68	22.55	10.05	87.70	4.264	2020.79	144.18	363.66	0.00	1512.95	19327.12
12-2030	70.22	77.84	21.03	8.77	87.68	4.275	1881.81	134.27	362.29	0.00	1385.24	19564.93
12-2031	63.35	62.41	19.49	7.66	87.64	4.243	1740.71	124.21	349.08	0.00	1267.42	19762.73
S TOT	4221.57	7304.98	958.99	741.98	88.16	4.237	87686.88	6256.06	7607.46	25196.59	48626.76	19762.73
AFTER	567.00	365.59	221.58	51.25	87.36	4.245	19574.25	1395.46	7092.30	0.00	11086.50	20691.63
TOTAL	4788.58	7670.57	1180.58	793.23	88.01	4.237	107261.13	7651.52	14699.76	25196.59	59713.26	20691.63

	OIL	GAS
GROSS WELLS	63.0	2.0
GROSS ULT., MB & MMF	4788.577	7670.572
GROSS CUM., MB & MMF	0.000	0.000
GROSS RES., MB & MMF	4788.577	7670.572
NET RES., MB & MMF	1180.577	793.230
NET REVENUE, M$	103899.812	3361.303
INITIAL PRICE, $	89.381	4.868
INITIAL N.I., PCT.	16.321	7.508

LIFE, YRS.	50.00
DISCOUNT %	10.00
UNDISCOUNTED PAYOUT, YRS.	3.22
DISCOUNTED PAYOUT, YRS.	3.66
UNDISCOUNTED NET/INVEST.	3.37
DISCOUNTED NET/INVEST.	1.88
RATE-OF-RETURN, PCT.	38.96
INITIAL W.I., PCT.	20.837

P.W. %	P.W., M$
5.00	33474.027
10.00	20691.635
15.00	13307.234
20.00	8556.177
25.00	5274.114
30.00	2891.793
40.00	-287.675
60.00	-3574.346
80.00	-5129.934
100.00	-5955.827

Table 5

JCN/Cross Boder 11123

CROSS BORDER
PROBABLE

DATE : 02/01/2012
TIME : 10:15:24
DBS : allwells
SETTINGS : SETDATA
SCENARIO : DEFAULT

R E S E R V E S   A N D   E C O N O M I C S

AS OF DATE: 01/2012

--END-- MO-YEAR	---GROSS PRODUCTION- OIL ----MB--	GAS ----MMF-	----NET OIL ----MB--	PRODUCTI GAS ----MMF-	----GROSS OIL --$/B--	PRIC GAS --$/M--	NET OPER REVENUE ---M$---	SEV+ADV TAXES ---M$---	NET OPER EXPENSES ---M$---	CAPITAL COST ---M$---	CASH FLOW BTAX ---M$---	CUM DISC NET INC. ----M$---
12-2012	249.95	534.05	24.60	46.01	84.58	5.529	2335.41	167.11	46.28	6206.50	-4084.48	-3895.96
12-2013	449.77	886.90	54.73	111.58	84.80	5.147	5215.59	372.33	130.76	2241.13	2471.37	-1823.19
12-2014	306.55	1052.60	36.38	83.59	84.49	5.047	3495.73	249.76	133.69	78.12	3034.15	572.35
12-2015	226.22	610.03	28.00	59.85	84.30	5.144	2668.56	190.67	133.69	0.00	2344.20	2255.30
12-2016	183.64	459.81	23.23	48.62	84.19	5.177	2207.54	157.74	133.69	0.00	1916.11	3505.32
12-2017	156.34	376.24	20.07	41.53	84.12	5.197	1904.11	136.07	133.69	0.00	1634.35	4474.36
12-2018	137.19	388.89	17.80	39.30	84.08	5.179	1699.96	121.51	133.91	2.73	1441.80	5251.18
12-2019	122.39	479.25	15.97	40.70	84.06	5.128	1551.34	110.94	135.01	0.00	1305.39	5890.84
12-2020	109.98	341.59	14.38	32.97	84.06	5.170	1378.91	98.59	135.01	0.00	1145.31	6400.96
12-2021	99.13	280.94	12.96	28.60	84.06	5.187	1237.63	88.49	135.01	0.00	1014.13	6811.57
12-2022	89.52	241.27	11.69	25.27	84.07	5.195	1114.29	79.69	135.01	0.00	899.60	7142.70
12-2023	80.94	211.39	10.56	22.52	84.09	5.201	1004.75	71.87	135.01	0.00	797.87	7409.69
12-2024	73.22	178.09	9.53	19.93	84.10	5.183	905.06	64.75	133.51	0.00	706.80	7624.71
12-2025	65.65	158.54	8.58	17.87	84.10	5.185	814.43	58.28	131.01	0.00	625.14	7797.60
12-2026	59.18	141.75	7.74	16.06	84.11	5.186	734.39	52.57	129.76	0.00	552.06	7936.40
12-2027	53.62	127.14	7.00	14.44	84.12	5.188	663.53	47.51	129.76	0.00	486.26	8047.54
12-2028	48.60	114.30	6.33	13.00	84.14	5.189	599.65	42.95	129.76	0.00	426.95	8136.26
12-2029	44.06	102.91	5.72	11.71	84.16	5.190	542.05	38.83	129.76	0.00	373.46	8206.81
12-2030	39.95	92.70	5.17	10.55	84.18	5.191	490.08	35.12	129.76	0.00	325.20	8262.66
12-2031	36.24	83.52	4.68	9.50	84.21	5.192	443.18	31.77	129.76	0.00	281.65	8306.64
S TOT	2632.12	6861.90	325.12	693.59	84.32	5.179	31006.18	2216.53	2563.81	8528.49	17697.35	8306.64
AFTER	212.23	422.71	30.52	57.36	84.11	5.303	2870.88	206.61	1368.43	0.00	1295.84	8445.77
TOTAL	2844.35	7284.61	355.63	750.95	84.30	5.188	33877.07	2423.14	3932.24	8528.49	18993.20	8445.77

	OIL	GAS
GROSS WELLS	17.0	2.0
GROSS ULT., MB & MMF	2844.350	7284.615
GROSS CUM., MB & MMF	0.000	0.000
GROSS RES., MB & MMF	2844.350	7284.615
NET RES., MB & MMF	355.635	750.949
NET REVENUE, M$	29981.080	3895.984
INITIAL PRICE, $	87.702	4.977
INITIAL N.I., PCT.	9.844	8.615

LIFE, YRS.	37.42
DISCOUNT %	10.00
UNDISCOUNTED PAYOUT, YRS.	2.53
DISCOUNTED PAYOUT, YRS.	2.76
UNDISCOUNTED NET/INVEST.	3.23
DISCOUNTED NET/INVEST.	2.06
RATE-OF-RETURN, PCT.	54.44
INITIAL W.I., PCT.	12.843

P.W. %	P.W., M$
5.00	12285.046
10.00	8445.769
15.00	6013.329
20.00	4355.068
25.00	3162.579
30.00	2270.218
40.00	1038.021
60.00	-302.708
80.00	-976.170
100.00	-1353.309

Table 6

JCN/Cross Boder 11123

CROSS BORDER
POSSIBLE

DATE : 02/01/2012
TIME : 10:15:25
DBS : allwells
SETTINGS : SETDATA
SCENARIO : DEFAULT

R E S E R V E S A N D E C O N O M I C S

AS OF DATE: 01/2012

--END---	--GROSS PRODUCTION-		----NET PRODUCTI		----GROSS PRIC		NET OPER	SEV+ADV	NET OPER	CAPITAL	CASH FLOW	CUM DISC
MO-YEAR	OIL	GAS	OIL	GAS	OIL	GAS	REVENUE	TAXES	EXPENSES	COST	BTAX	NET INC.
-------	----MB--	----MMF-	----MB--	----MMF-	--$/B--	--$/M--	---M$---	---M$---	---M$---	---M$---	---M$---	----M$---
12-2012	216.37	811.89	18.77	82.57	90.22	5.192	2122.61	151.35	36.39	5822.00	-3887.13	-3701.88
12-2013	331.27	1589.92	28.07	180.27	90.25	6.410	3688.93	264.06	92.43	1120.00	2212.44	-1801.06
12-2014	295.06	1004.98	20.81	110.73	90.20	6.718	2621.05	187.43	100.19	413.03	1920.39	-291.05
12-2015	168.74	666.78	12.56	76.04	90.20	6.852	1653.69	118.38	100.87	0.00	1434.43	739.96
12-2016	120.83	501.86	9.11	58.03	90.20	6.933	1223.75	87.65	100.87	0.00	1035.23	1415.88
12-2017	94.86	402.58	7.16	46.86	90.19	6.982	972.75	69.69	100.87	0.00	802.19	1891.84
12-2018	78.30	335.58	5.89	39.19	90.18	7.010	805.94	57.75	100.87	0.00	647.32	2240.91
12-2019	66.85	286.04	5.00	33.37	90.16	7.003	684.69	49.06	100.87	0.00	534.76	2503.03
12-2020	58.27	247.51	4.34	28.72	90.15	6.963	590.96	42.34	100.87	0.00	447.75	2702.53
12-2021	51.46	216.43	3.81	24.93	90.14	6.901	515.76	36.95	100.87	0.00	377.94	2855.62
12-2022	45.84	190.65	3.39	21.78	90.13	6.823	453.77	32.50	100.87	0.00	320.40	2973.59
12-2023	38.48	164.11	2.90	18.89	90.15	6.750	389.28	27.88	99.22	0.00	262.17	3061.39
12-2024	33.68	143.97	2.56	16.52	90.15	6.666	340.88	24.41	98.68	0.00	217.80	3127.68
12-2025	30.20	127.69	2.29	14.52	90.15	6.577	302.10	21.63	98.68	0.00	181.79	3177.98
12-2026	26.78	113.32	2.04	12.78	90.14	6.487	266.68	19.09	97.43	0.00	150.17	3215.76
12-2027	23.47	100.63	1.80	11.25	90.13	6.399	234.43	16.78	94.93	0.00	122.72	3243.82
12-2028	21.11	89.50	1.62	9.92	90.13	6.311	208.48	14.92	94.93	0.00	98.64	3264.34
12-2029	18.98	79.67	1.45	8.76	90.12	6.225	185.54	13.27	94.93	0.00	77.35	3278.96
12-2030	17.07	70.98	1.31	7.74	90.12	6.140	165.25	11.82	94.93	0.00	58.51	3289.02
12-2031	15.36	63.28	1.17	6.84	90.12	6.055	147.27	10.53	94.93	0.00	41.82	3295.56
S TOT	1752.98	7207.37	136.06	809.70	90.20	6.548	17573.81	1257.48	1904.62	7355.03	7056.67	3295.56
AFTER	33.73	115.29	1.94	14.62	90.16	8.070	293.35	21.06	195.39	0.00	76.90	3305.04
TOTAL	1786.71	7322.66	138.00	824.33	90.20	6.575	17867.16	1278.54	2100.01	7355.03	7133.58	3305.04

	OIL	GAS
GROSS WELLS	15.0	1.0
GROSS ULT., MB & MMF	1786.706	7322.664
GROSS CUM., MB & MMF	0.000	0.000
GROSS RES., MB & MMF	1786.706	7322.664
NET RES., MB & MMF	138.000	824.327
NET REVENUE, M$	12447.346	5419.820
INITIAL PRICE, $	90.143	5.112
INITIAL N.I., PCT.	8.677	10.171

LIFE, YRS.	28.42
DISCOUNT %	10.00
UNDISCOUNTED PAYOUT, YRS.	2.87
DISCOUNTED PAYOUT, YRS.	3.28
UNDISCOUNTED NET/INVEST.	1.97
DISCOUNTED NET/INVEST.	1.48
RATE-OF-RETURN, PCT.	37.05
INITIAL W.I., PCT.	11.005

P.W. %	P.W., M$
5.00	4817.648
10.00	3305.042
15.00	2254.727
20.00	1490.827
25.00	915.197
30.00	469.334
40.00	-167.893
60.00	-887.308
80.00	-1254.277
100.00	-1456.881

Table 7

JCN/Cross Boder 11123